SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 24, 2000



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



              001-07831                                     88-0117544
      (Commission File Number)                           (I.R.S. Employer
                                                       Identification No.)


                               202 Fremont Street
                             Las Vegas, Nevada 89101
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 385-4011
                         (Registrant's telephone number,
                              including area code)


Item 5.    Other Events.

On April 19, 2000, the non-binding letter of intent between Elsinore Corporation, a Nevada corporation ("Elsinore") and PDS Financial Corporation, for the sale of the capital stock of Elsinore's wholly-owned subsidiary, Four Queens, Inc., a Nevada corporation, was terminated.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ELSINORE CORPORATION


Date:  April 24, 2000                         By:      /s/ S. Barton Jacka
                                                  S. Barton Jacka
                                                  Secretary, Treasurer and
                                                  Principal Accounting Officer